UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

GLOBAL CASH ACCESS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 East Post Road, Suite 120 Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 14, 2007, Global Cash Access Holdings, Inc. (the “Company”) issued a press release announcing that it will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 pending the conclusion of an internal investigation being conducted under the direction of an independent committee of its Board of Directors, with the assistance of independent counsel, into allegations made by an individual whose identity has not been disclosed to the Company. The issues being raised remain confidential. The Company also announced that it will file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 as soon as practicable following the resolution of the internal investigation. The press release announcing the filing delay and internal investigation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Document
99.1	Press Release dated November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: November 14, 2007

By: /s/ SCOTT BETTS
Scott Betts
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated November 14, 2007.